Exhibit 99.1
                   WAIVER AND AMENDMENT NO. 1

     This WAIVER and AMENDMENT NO. 1 (this "Waiver and Amendment"- dated as of July 31, 1995 among The First National Bank of Boston
("FNBB"), The CIT Group/Business Credit, Inc. ("CIT"), BankAmerica Business Credit, Inc., Congress Financial Corporation, NatWest Bank N.A., LaSalle Business Credit, Inc. and Sanwa Business Credit Corporation as the Banks party to the Credit Agreement hereinafter referred to below and Rose's Stores, Inc. (the "Borrower").

                      W I T N E S S E T H:

     WHEREAS, the Borrower is a party to the Revolving Credit Agreement dated as of April 28, 1995 among the Borrower, the Banks, FNBB as administrative agent (in such capacity, the "Administrative Agent") and FNBB and CIT as facility agents (in such capacities, the "Facility Agents") (as such agreement may be amended and restated, amended, supplemented or modified from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has advised the Administrative Agent, the Facility Agents and the Banks that it may fail to comply with the covenant set forth in Section 10.2 of the Credit Agreement for the single fiscal quarter ended on July 29, 1995 or for the period of two fiscal quarters ended on July 29, 1995;

     WHEREAS, the Borrower has requested that the Majority Banks
(i) waive, subject to all of the terms, conditions, and limitations set forth herein, the Borrower's compliance with the covenant set forth in Section 10.2 of the Credit Agreement for the single fiscal quarter ended on July 29, 1995 or for the period of two fiscal quarters ended on July 29, 1995 and (ii) make certain amendments to Section 26 of the Credit Agreement; and

     WHEREAS, subject to all of the terms, conditions and limitations set forth herein, the Majority Banks are willing to (i) waive the Borrower's compliance with the covenant set forth in
Section 10.2 of the Credit Agreement for the single fiscal quarter ended on July 29, 1995 or for the period of two fiscal quarters ended on July 29, 1995, provided that EBITDA for the single fiscal quarter ended on July 29, 1995 is not less than $50,000 and (ii) amend Section 26 of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following:

     1. Definitions. Capitalized terms defined in the preceding preliminary paragraphs shall have such meanings provided therein and, unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement shall have the meanings assigned thereto in the Credit Agreement.

     2.   Waiver.  The Majority Banks hereby waive compliance with
Section 10.2 of the Credit Agreement (i) for the single fiscal quarter ended on July 29, 1995 and (ii) for the period of two fiscal quarters ended on July 29, 1995; provided that EBITDA for the single fiscal quarter ended on July 29, 1995 is not less than $50,000. The Borrower agrees and acknowledges that any failure of the Borrower to achieve EBITDA of $50,000 or more for the single fiscal quarter ended on July 29, 1995 shall constitute a breach of the covenant contained in Section 10.2 of the Credit Agreement and that such breach shall constitute an immediate Event of Default under the Credit Agreement.

     3.   Amendment to Section 26.  Section 26 of the Credit
Agreement is hereby amended by replacing the phrase "the fixed maturity date of the Notes' in the third sentence of such section with the phrase "any fixed payment date for principal or interest".

     4. Effectiveness of Waiver and Amendment. The waiver to be made pursuant to Section 2 of this Waiver and Amendment and the amendment to be made pursuant to Section 3 of this Waiver and Amendment shall become effective when the Administrative Agent shall have received counterparts of this Waiver and Amendment signed by the Majority Banks and the Borrower.

     5. Representations and Warranties; No Default. The Borrower hereby represents and warrants to the Banks, the Facility Agent and the Administrative Agent as follows:

               (a) Each of the representations and warranties contained in the Credit Agreement, the other Loan Documents or any in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true at and as of the date hereof with the same effect as if made at and as of the date hereof (except to the extent of changes resulting directly from the transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring during the ordinary course of business that singly or in the aggregate are not materially adverse to the Banks or the business or financial affairs of the Borrower, and to the extent that such representations and warranties relate expressly to an earlier date). After giving effect to this Waiver and Amendment, no event has occurred and is continuing on the date hereon that constitutes a Default or Event of Default.

               (b) The execution and delivery by the Borrower of this Waiver and Amendment and the performance by the Borrower of its obligations hereunder in accordance with its terms:

                    (i)  are within the corporate powers of the
               Borrower, have been duly authorized by all necessary corporate action, and do not and will not contravene any provision of law applicable to the Borrower;

                    (ii) do not require any approval, consent,
               order, authorization, or license by, or giving notice to, or taking any other action with respect to any governmental or regulatory authority, under any provisions of any laws or any governmental rules, regulations, orders or decrees applicable to and binding upon the Borrower, except such as have been obtained, and are in full force and effect and adequate for their purposes;

                    (iii) do not require any filing, recording or enrolling of any instrument with any governmental or regulatory authority of any political subdivision thereof except such as have been obtained and are in full force and effect and adequate for their purposes;

                    (iv) do not contravene the terms of the
               certificate of incorporation, by-laws or other corporate governance documents;

                    (v)  will not conflict with or result in any
               breach or contravention of or the creation of any Lien under any indenture, agreement, lease, instrument or undertaking to which the Borrower is a party or by which any of its properties, assets or rights is or will become bound or affected; and

                    (vi) is and will be a valid and legally binding
               obligation of the Borrower and is and will be enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

               (c) The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Facility Agents or any Bank under the Credit Agreement or any of the other Loan Documents. Without limiting the generality of the fore-going, the Borrower agrees and acknowledges that, except as expressly set forth herein, this Waiver and Amendment shall not constitute a waiver by the Banks, the Facility Agents or the Administrative Agent of any condition, provision or covenant in the Credit Agreement or any Loan Document, including, without limitation, any condition to borrowings and shall not in any way preclude the Banks, the Facility Agents or the Administrative Agent from exercising all rights, powers and remedies under and in respect of the Credit Agreement, the Loan Documents or otherwise.

               (d) The Borrower shall reimburse the Administrative Agent and the Banks for all of their expenses, including, without limitation, attorneys' fees and expenses, incurred in connection with the negotiation, preparation, execution, and administration of the provisions, of this Waiver and Amendment and the other documents and instruments contemplated hereby.

     6. Governing Law. This Waiver and Amendment shall be deemed to be a contract under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State.

     7. Miscellaneous. The captions in this Waiver and Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Waiver and Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

In proving this Waiver and Amendment, it shall not be necessary to produce or account for more than one such counterpart.

PAGE

    IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the day and year first hereinabove set forth.

                              BANKS
                              THE FIRST NATIONAL BANK OF BOSTON


                              By:Signature not shown
                              Title:

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:Signature not shown
                              Title:


                              BANKAMERICA BUSINESS CREDIT, INC.


                              By:Signature not shown
                              Title:


                              CONGRESS FINANCIAL CORPORATION
                              (NEW ENGLAND)


                              By:Signature not shown
                              Title:


                              NATWEST BANK N.A.


                              By:Signature not shown
                              Title:


                              LASALLE BUSINESS CREDIT, INC.


                              By:Signature not shown
                              Title:


                              SANWA BUSINESS CREDIT CORPORATION


                              By:Signature not shown
                              Title:

                              BORROWER

                              ROSE'S STORES, INC.


                              By:Signature not shown
                              Title: